Dear Shareholder:

The Maxus Funds have once again shown exceptional relative performance for the first six months of 1999. As usual, the stock market has demonstrated its ability to confuse investors with conflicting signals and divergent trends. For example, while the S&P 500 index turned in a respectable 8.09 %, the Dow Jones Industrials, with its more cyclical stock weighting, leaped ahead over 16%.
Even more pronounced was the technology heavy NASDAQ 100, which advanced over 23% while the small cap Russell 2000, managed only 5.41% gain. All of this was occurring at the same time that the Salomon Broad Investment Grade bond index, a proxy for the bond market, turned in a negative total return of -2.8%.

I believe that making sense of these divergent trends is a key element in determining if your investment portfolio is headed in the right direction during the next several years. While you can count on the fact that history rarely repeats itself, it does offer excellent clues as to where and how investors should position themselves today.

Those of you who have followed the Maxus investment philosophy already know that we believe most of the large capitalization growth companies are significantly overvalued based upon any reasonable prospect for growth in future years. Overvaluation, however, does not necessarily give you any insight as to the immediate direction of stock prices. There are much better indicators to follow.

The best indicator hands down is the direction and level of interest rates. Since the beginning of the year rates have advanced over 100 basis points to over 6% on longer term Treasury bonds. Although stock prices have struggled with the increase, the general market continues to act well, seemingly to suggest that interest rates don't count.

While there is no hard and fast rule, bear markets of the past have generally started only when rates have risen approximately 30% from their lows. In the current environment, rates would have to exceed 7% before the market would approach any real trouble. Our estimate, as well as those of most economic forecasters, is that long rates will not exceed 7% in the near future, despite any increases in short term rates by the Federal Reserve. There are two important things to keep in mind, however.

First, once the direction in interest rates is set in motion, it tends to remain in motion until there is an economic resolution. The only problem with this forecast is the timing is always an unknown. Significant rate increases may take several years to appear. The second historically meaningful fact is that any increase in interest rates tend to negatively impact high price to earnings stocks more than low price to earnings stocks, i. e. value stocks are more likely to outperform growth stocks. Without exploring the economic rationale, it is generally accepted that the absolute level of interest rates relates directly to the price to earnings multiple of the general market, i.e. the higher interest rates, the lower the price to earnings ratio.

A price to earnings multiple is less meaningful in analyzing value stocks since current earnings and the prospects for future earnings are only two components in the analysis. For growth stocks they are the only components. With the increase in interest rates during the first six months of 1998, I believe the movement toward value stocks has begun and is apt to continue for some time. For example, The Maxus Equity Fund advanced 19.3% during this period against the Russell 3000 benchmark which increased 12.7%, while The Maxus Aggressive Value Funds, which consists exclusively of micro-cap companies, advanced 27.5% against the small cap Russell 2000 which chalked up 9.28% for the period.

Alan Miller continued his winning ways with a 13.2% increase for the Maxus Laureate Fund, while the Maxus Income Fund produced a total return of 2.2 % and scored significantly over the Ryan Labs government bond index which declined -
5.40%.   Even the Maxus Ohio Heartland Fund, which advanced 2.1%, did considerably better than competing funds with the same narrow focus.

Investors who still care about a company's fundamentals and underlying business values should consider the Maxus Funds in their investment program. I believe we are in an excellent position to capitalize on the changing environment already taking shape in the stock and bond markets.


Sincerely,


Richard Barone
President

 Maxus Laureate Fund
                                                  Schedule of Investments
                                                  June 30, 1999 (unaudited)
 Shares/Principal Amount                            Market Value   % of Assets
Mutual Funds Equity
 34,423       Acorn Foreign 40                         450,259
 15,595       American Century 20th Century Intl       160,000
 25,628       Artisan International                    478,478
 12,634       Baron Asset                              765,982
 5,217        Baron Growth                             163,921
 22,656       Berger Small Cap Value Fund              505,008
 5,468        Heartland Value Fund                     178,847
 33,145       Icon Asia Region                         325,155
 10,365       Invesco Worldwide Communications         333,041
 6,284        Janus Enterprise                         295,481
 14,921       Janus Overseas Fund                      332,137
 21,709       Lexington Crosby Small Cap Asian         168,459
 17,755       Lexington Worldwide Emerging Mkt Fnd     157,841
 425          Montgomery Emerging Asia Fund              5,179
 31,342       Montgomery Emerging Mkts Fund            320,943
 18,622       Montgomery Global Communications         497,753
 1,211        Mutual Series European                    17,093
 32,087       Oakmark International                    481,947
 17,656       Oakmark International Sm Cap             221,405
 32,938       Oakmark Small Cap                        502,641
 21,268       Potomac Small Cap                        257,977
 26,377       Robertson Stephens Emerg Growth          905,794
 15,752       Robertson Stephens Global Natural        157,520
 55,032       Robertson Stephens Informtion Age      1,278,953
 28,838       Robertson Stephens Microcap Growth       495,718
 34,896       Rydex Basic Materials                    321,396
 36,202       Rydex Biotechnology                      495,964
 15,510       Rydex Nova                               589,370
 14,545       Rydex Otc Fund                           752,995
 61,071       Ssga Emerging Market Fund                638,805
 9,918        Strong Asia Pacific                       91,845
 417          Turner Small Cap Equity Fund              13,785
 49,180       Ultrashort Profund Investor Shares       432,295
 9,342        Van Wagoner Emerg Growth Fund            210,475
 7,179        Van Wagoner Post                         168,712
 52,757       Warburg Pincus Emg Mkts Fund             478,502
 32,580       Warburg Pincus Japan Growth Fund         551,906
 75,744       Warburg Pincus Japan Small Co            977,861
 11,858       Warburg Pincus Small Co Value            160,672
 8,070        Worldwide Hong Kong                      114,193
                                                    15,456,307       95.07%
 Cash Equivalents
 1,505,284    Star Bank Treasury                     1,505,284        9.25%

        Total Investments (Cost - $14,221,547)      16,961,591      104.25%

        Other Assets Less Liabilities                 (691,218)      -4.25%

        Net Assets - Equivalent to $15.04
               per share                            16,270,373      100.00%
        based on 1,081,419 shares of capital
        stock outstanding (Note 4)

*Non-income producing securities.
The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Laureate Fund                               June 30, 1999 (unaudited)

                                                             Laureate
                                                             Fund
Assets:
     Investment Securities at Market Value                  16,961,591
      (Identified Costs - $14,221,547)
     Cash                                                        5,460
     Receivables:
       Receivable for investment securities sold               471,890
       Dividends and interest receivable                        10,048
     Unamortized organization costs                                  -
Total Assets                                                17,448,989

Liabilities:
     Payable for investment purchased                        1,120,189
     Payable for shareholder distributions                           -
     Accrued Expenses                                           58,427
Total Liabilities                                            1,178,616
Net Assets                                                  16,270,373

Net Assets Consist Of:
     Capital Paid In                                        13,482,117
     Undistributed Net Investment Income                      (123,544)
     Accumulated Realized Gain (Loss) on Investments - Net     171,756
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net      2,740,044
Net Assets                                                  16,270,373

Net Assets:
     Investors Shares                                       16,260,284
     Institutional Shares                                       10,089
          Total                                             16,270,373

Shares of capital stock
     Investors Shares                                        1,081,419
     Institutional Shares                                          668
          Total                                              1,082,087

Net asset value per share
     Investors Shares                                           $15.04
     Institutional Shares                                       $15.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Laureate Fund                                June 30, 1999 (unaudited)

                                                                 Laureate
                                                                 Fund
Investment Income:
Dividend income                                                     $207
Interest income                                                   23,748
Total Income                                                      23,955
Expenses:
Investment advisory fees (Note 2)                                 66,854
Distribution fees (Investor shares)                               33,404
Distribution fees (Institutional shares)                               -
Custodial fees                                                     4,399
Organization costs                                                     -
Transfer agent fees/Accounting and Pricing                        14,358
Legal                                                             12,210
Audit                                                              6,000
Registration and filing fees                                       1,384
Trustee fees                                                       1,800
Printing & Other Miscellaneous                                     7,090
Total Expenses                                                   147,499

Net Investment Income (Loss)                                    (123,544)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                              171,756
Distribution of Realized Capital Gains from other
     Investment Companies                                              -
Unrealized Gain (Loss) from Appreciation (Depreciation)
      on Investments                                           1,603,601
Net Realized and Unrealized Gain (Loss) on Investments         1,775,357

Net Increase (Decrease) in Net Assets from Operations         $1,651,813

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Laureate Fund     June 30, 1999 (unaudited)

                                                  Maxus Laureate Fund
                                                       01/01/99      01/01/98
                                                          to            to
                                                       06/30/99      12/31/98
From Operations:
     Net Investment Income                             (123,544)      (52,762)
     Net Realized Gain (Loss) on Investments            171,756       468,275
     Net Unrealized Appreciation (Depreciation)       1,603,601     1,125,684
Increase (Decrease) in Net Assets from Operations     1,651,813     1,541,197

Distributions to investor shareholders:
     Net Investment Income                                    -             -
     Net Realized Gain (Loss) from Security Transactions      -      (417,895)

Distributions to institutional shareholders:
     Net Investment Income                                    -             -
     Net Realized Gain (Loss) from Security Transactions      -          (463)
Change in net assets from distributions                       -      (418,358)

From Capital Share Transactions:
     Proceeds from sale of shares                     8,273,947     4,475,218
     Dividend reinvestment                                    -       409,851
     Cost of shares redeemed                         (1,723,460)   (1,335,080)
Change in net assets from capital transactions        6,550,487     3,549,989
Change in net assets                                  8,202,300     4,672,828

Net Assets:
     Beginning of period                              8,068,073     3,395,245
     End of period                                   16,270,373     8,068,073

Share Transactions:
     Issued                                             597,515       359,682
     Reinvested                                               -        30,779
     Redeemed                                          (122,660)     (110,248)
Net increase (decrease) in shares                       474,855       280,213
Shares outstanding beginning of period                  607,232       327,019
Shares outstanding end of period                      1,082,087       607,232

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Laureate Fund                                     Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                01/01/99  01/01/98  01/01/97  01/01/96  01/01/95
                                   to        to        to        to        to
                                06/30/99  12/31/98  12/31/97  12/31/96  12/31/95
Net Asset Value -
     Beginning of Period          13.29     10.38     10.82     9.82      9.62
Net Investment Income              0.13     (0.12)     0.52    (0.08)    (0.19)
Net Gains or Losses on Securities
     (realized and unrealized)     1.62      3.76      0.07     2.14      1.57
Total from Investment Operations   1.75      3.64      0.59     2.06      1.38
Distributions
     Net investment income            -         -     (0.52)       -         -
     Capital gains                    -     (0.73)    (0.51)   (1.06)    (1.18)
     Return of capital                -         -         -        -         -
          Total Distributions         -     (0.73)    (1.03)   (1.06)    (1.18)
Net Asset Value -
     End of Period               $15.04    $13.29    $10.38   $10.82     $9.82

Total Return                      13.17%    35.14%     5.49%   21.03%    14.41%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                 16,260     8,059     3,395    3,156     1,510
Ratio of expenses to average
     net assets *                  2.24%     2.63%     2.49%    3.92%     3.85%
Ratio of net income to average
     net assets *                 -1.87%    -1.10%     4.19%   -0.73%    -1.69%
Portfolio turnover rate *          1546%     2078%     1511%    1267%     1377%

                                        Institutional Shares

                                   01/01/99        02/01/98
                                      to              to
                                   06/30/99        12/31/98
Net Asset Value -
     Beginning of Period            13.30            10.38
Net Investment Income                0.19            (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)       1.62             3.76
Total from Investment Operations     1.81             3.65
Distributions
     Net investment income              -                -
     Capital gains                      -            (0.73)
     Return of capital                  -                -
          Total Distributions           -            (0.73)
Net Asset Value -
     End of Period                 $15.11           $13.30

Total Return                        13.61%           35.24%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                       10                9
Ratio of expenses to average
     net assets *                    1.74%            2.13%
Ratio of net income to average
     net assets *                   -1.37%           -0.60%
Portfolio turnover rate *            1546%            2078%

* Annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                             Maxus Laureate Fund
                                                       June 30, 1999 (unaudited)


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries that provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $66,854 in investment advisory fees during the fiscal year ended June 30, 1999. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $33,404 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $14,358 for services rendered to the Fund for the six months ending June 30, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

Notes to Financial Statements
                                                             Maxus Laureate Fund
                                                       June 30, 1999 (unaudited)

  At June 30, 1999, Maxus Securities Corp owned 10,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.)CAPITAL STOCK AND DISTRIBUTION
  At June 30, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $13,482,117.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.) PURCHASES AND SALES OF SECURITIES During the six months ending June 30, 1999 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $92,781,689 and $86,779,517 respectively.


6.)  FINANCIAL   INSTRUMENTS   DISCLOSURE  There  are  no  reportable  financial
  instruments that have any off-balance
  sheet risk as of June 30, 1999.


7.) SECURITY TRANSACTIONS For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
   2,789,083         (49,039)          2,740,044